Exhibit 10.48

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

by and between

ELI LILLY AND COMPANY

(an Indiana corporation)

and

VANDA PHARMACEUTICALS INC.

(a Delaware corporation)

Dated as of April 12, 2012

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	9.3	Commercialization Milestone Payments	13
	9.4	Royalties	14
	9.5	Royalty Term	16
	9.6	Net Sales Report	16
	9.7	Payment Terms	16
	9.8	Currency	16
	9.9	Financial Standards	16
	9.10	Late Payments	16
	9.11	Tax Withholding	16
	9.12	Financial Records; Audits	16

10.	CONFIDENTIAL INFORMATION		17

	10.1	Definition	17
	10.2	Confidentiality	17
	10.3	Permitted Disclosure and Use	17
	10.4	Disclosure Required by Law	18
	10.5	Exception for Disclosure of Tax Treatment	18
	10.6	Return	19
	10.7	Remedies	19
	10.8	Survival	19

11.	REPRESENTATIONS AND WARRANTIES		19

	11.1	Mutual Representations and Warranties	19
	11.2	Vanda Representations and Warranties	20
	11.3	Lilly Representations and Warranties	20
	11.4	Disclaimer of Warranty	22

12.	INDEMNIFICATION		22

	12.1	Indemnification by Vanda	22
	12.2	Indemnification by Lilly	22
	12.3	Procedure for Indemnification	22
	12.4	Consequential Damages	23
	12.5	Insurance	23

13.	PATENTS		23

	13.1	Prosecution and Maintenance of Patents	23
	13.2	Patent Infringement	25
	13.3	Infringement of the Licensed IP	25
	13.4	Notice of Certification	26
	13.5	Validity Challenge	26
	13.6	Settlement	26

14.	TERM AND TERMINATION		27

	14.1	Term and Expiration of Term	27
	14.2	Termination for Material Breach	27
	14.3	Other Termination Rights	27
	14.4	Effects of Termination; Terminated Licensed Products	27

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14.5	Accrued Rights; Surviving Obligations	29
14.6	Bankruptcy	30

15.	MISCELLANEOUS	30

15.1	Public Announcements	30
15.2	Relationship of the Parties	30
15.3	Registration of This Agreement	30
15.4	Force Majeure	30
15.5	Dispute Resolution	31
15.6	Governing Law and Venue	31
15.7	Assignment	32
15.8	Notices	32
15.9	Severability	32
15.10	Headings	32
15.11	Waiver	32
15.12	Entire Agreement	33
15.13	Modification	33
15.14	No License	33
15.15	Third Party Beneficiaries	33
15.16	Counterparts	33

Exhibit 1	Licensed Patents
Exhibit 2	Initial Development Plan

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LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Agreement”), effective as of April     , 2012 (“Effective Date”) is entered into by and between Vanda Pharmaceuticals Inc., a Delaware corporation, with offices at 2200 Pennsylvania Avenue, NW, Suite 300E, Washington, DC 20037 and its Affiliates (collectively, “Vanda”) and Eli Lilly and Company, an Indiana corporation, with offices at Lilly Corporate Center, Indianapolis, Indiana 46285 and its Affiliates (collectively, “Lilly”). Lilly and Vanda may be referred to as a “Party” or together, the “Parties”.

RECITALS

WHEREAS, Lilly owns or otherwise Controls certain rights in and to the Compound;

WHEREAS, Vanda desires to license Lilly’s rights to such Compound on an exclusive basis to further Develop, Manufacture and Commercialize the Compound and Licensed Products;

NOW, THEREFORE, in consideration of the foregoing premises and the representations, covenants and agreements contained herein, Lilly and Vanda, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. DEFINITIONS. For purposes of this Agreement, the following capitalized terms, whether used in the singular or plural, shall have the following meanings:

1.1 “Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a Party for so long as such control exists, where “control” means the decision making authority as to such Person and, further, where such control shall be presumed to exist where a Person owns more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) entitled to vote regarding composition of the board of directors or other body entitled to direct the affairs of such Person.

1.2 “Agreement” shall have the meaning assigned thereto in the Preamble to this Agreement together with all Exhibits attached hereto.

1.3 “Annual Net Sales” shall have the meaning assigned thereto in Section 9.3.

1.4 “Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, NY are authorized or obligated by law to close.

1.5 “Calendar Quarter” means each consecutive three (3) calendar month period starting January 1 (i.e., January 1 – March 31; April 1 – June 30; July 1 – September 30; and October 1 – December 31).

1.6 “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand, including but not limited to, any investigation by a Regulatory Authority.

1.7 “Combination Product” means a Licensed Product that is sold in combination with other active, therapeutic components, including as a bundle of products or services, for a single price.

1.8 “Commercialization” or “Commercialize” means engaging in any and all activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, offering for sale, selling, importing, exploiting, and conducting post Marketing Authorization Approval studies.

1.9 “Commercially Reasonable Efforts” means the carrying out of obligations in a sustained manner consistent with the efforts a Party would be expected to devote to a product of similar market potential, profit potential or strategic value resulting from its own research efforts, based on conditions then prevailing. Without limiting the foregoing, Commercially Reasonable Efforts in all cases requires at least that: [****].

1.10 “Compound” means the chemical compound known as LY686017, a neurokinin-1 (NK-1) antagonist, [****].

1.11 “Confidential Information” shall have the meaning assigned thereto in Section 10.1.

1.12 “Controlled” or “Controls” means, when used in reference to intellectual property, the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of intellectual property rights to another Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party.

1.13 “Development” or “Develop” means engaging in non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority, including but not limited to, toxicology, pharmacology and other discovery efforts, test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including but not limited to, pre- and post-approval studies, and specifically excluding regulatory activities directed to obtaining pricing and reimbursement approvals).

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.14 “Development Plan” means the outline plan designed to achieve the Development for a Licensed Product, including but not limited to, the nature, number and schedule of Development activities necessary to implement such activities as may be amended in accordance with the terms of this Agreement. An initial Development Plan is attached hereto as Exhibit 2.

1.15 “Disclosing Party” shall have the meaning assigned thereto in Section 10.1.

1.16 “Dollar” or “$” means the lawful currency of the United States.

1.17 “Effective Date” shall have the meaning assigned thereto in the Preamble to this Agreement.

1.18 “EMEA” means the European Medicines Agency and any successor agency thereto.

1.19 “Existing Applications and Approvals” shall have the meaning assigned thereto in Section 4.4.

1.20 “FD&C Act” means the Federal Food, Drug and Cosmetic Act (21 U.S.C. 301ff), as amended from time to time.

1.21 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.22 “Field” means the diagnosis, treatment, palliation or prevention of all conditions, disorders and diseases in humans, [****].

1.23 “First Commercial Sale” means the first invoice for commercial quantities of a Licensed Product sold to a Third Party in any country after receipt of Marketing Authorization Approval for such Licensed Product in such country. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar uses shall not be considered to constitute a First Commercial Sale.

1.24 “Force Majeure Event” shall have the meaning assigned thereto in Section 15.4.

1.25 “GAAP” means United States Generally Accepted Accounting Procedures, consistently applied.

1.26 “Generic Competition” shall have the meaning assigned thereto in Section 9.4.3.

1.27 “Generic Product” means any pharmaceutical product that (i) is lawfully sold by a Third Party that is not a Sublicensee of Vanda, (ii) contains the same Compound as an

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active pharmaceutical ingredient as the relevant Licensed Product, and (iii) is bioequivalent to and intended for the same indication as the relevant Licensed Product.

1.28 “Good Laboratory Practices” means, with respect to the United States, the then-current requirements for non-clinical (animal or laboratory) studies that will be submitted to a Regulatory Authority to support a marketing application, specified in 21 C.F.R. § 58, as may be amended, and, with respect to any other country or jurisdiction, the equivalent regulations in such other country or jurisdiction.

1.29 “Good Manufacturing Practices” means, with respect to the United States, the minimum then-current good manufacturing practices for methods, facilities, and controls to be used for the manufacture, processing, packing, or holding of a drug to assure that it meets the requirements of the FD&C Act for safety and has the identity and strength and meets the quality and purity characteristics, specified in 21 C.F.R. §§ 210 and 211, as may be amended, and, with respect to any other country or jurisdiction, the equivalent regulations in such other country or jurisdiction.

1.30 “Indemnified Party” shall have the meaning assigned thereto in Section 12.3.1.

1.31 “Indemnifying Party” shall have the meaning assigned thereto in Section 12.3.1.

1.32 “Joint Inventions” shall have the meaning assigned thereto in Section 13.1.1.

1.33 “Laws” means all laws, statutes, rules, regulations (including but not limited to, current Good Manufacturing Practice regulations as specified in 21 C.F.R. §§ 210 and 211; Investigational New Drug Application regulations at 21 C.F.R. § 312; NDA regulations at 21 C.F.R. § 314; relevant provisions of the FD&C Act, and other laws and regulations enforced by the FDA), ordinances and other pronouncements having the binding effect of law of any Regulatory Authority.

1.34 “Licensed IP” means the Licensed Patents and the Licensed Know-How owned or Controlled by Lilly or its Affiliates.

1.35 “Licensed Know-How” means information, trade secrets, and data relating to or useful for a Licensed Product in the Field (including but not limited to, the Development, Manufacturing, or use of the Licensed Product for the Field), in each case, that are owned or Controlled by Lilly or its Affiliates as of the Effective Date or during the Term of this Agreement. Licensed Know-How does not include Licensed Patents.

1.36 “Licensed Patents” means all Patents that have at least one claim infringed by the manufacture, use, import or sale of a Compound or Licensed Product, in each case, that are owned or Controlled by Lilly or its Affiliates as of the Effective Date or during the Term of this Agreement. As of the Effective Date, the Licensed Patents are specified on Exhibit 1 attached hereto.

1.37 “Licensed Product(s)” means a pharmaceutical product containing or comprising the Compound in any form, dosage, presentation formulation (regardless of the delivery mechanism), and whether alone, or in combination with, one or more other pharmaceutically active or inactive ingredients, the manufacture, use, import or sale of which utilizes the Licensed IP or which, absent the license granted to Vanda by Lilly, would infringe, misappropriate or violate the Licensed IP.

1.38 “Lilly” shall have the meaning assigned thereto in the Preamble to this Agreement.

1.39 “Losses” means any and all damages (including but not limited to, all loss of profits, diminution in value, and incidental, indirect, consequential, special, reliance, exemplary, punitive, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses, lost profits, and expenses (including but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented out-of-pocket costs and expenses incurred in complying with any judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Claim of a Third Party.

1.40 “Major EU Country” means one or more of the following countries within the European Union: [****].

1.41 “Major Market” means one or more of the following countries: [****].

1.42 “Manufacture” or “Manufacturing” means to manufacture or have manufactured.

1.43 “Marketing Authorization Approval” means approval by a Regulatory Authority, including but not limited to, any applicable pricing, final labeling or reimbursement approvals, necessary to Manufacture and Commercialize a Licensed Product within an applicable country of the Territory.

1.44 “NDA” means a new drug application, abbreviated new drug application or supplemental new drug application or any amendments or supplements thereto submitted to the FDA under Sections 505, 507 or 512 of the FD&C Act and applicable regulations promulgated by the FDA from time to time, and with respect to any other country or jurisdiction, the equivalent Law in such other country or jurisdiction.

1.45 “Net Sales” means, with respect to a Licensed Product [****]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.46 “Party” or “Parties” shall have the meaning assigned thereto in the Preamble to this Agreement.

1.47 “Patent” means patents and patent applications, including but not limited to, United States provisional applications and any continuations, continuations-in-part, divisionals, registrations, confirmations, revalidations, reissues, PCT applications, patent term extensions, supplementary protection certificates, utility models, as well as all related extensions or restorations of terms thereof.

1.48 “Patent Challenge” shall have the meaning assigned thereto in Section 13.5.1.

1.49 “Patent Infringement Claim” shall have the meaning assigned thereto in Section 13.2.

1.50 “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, joint venture, proprietorship or other de jure entity organized under the Laws of any jurisdiction.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.51 “Phase III Studies” means large, adequate and well controlled clinical studies that are conducted in human patients designed to demonstrate definitive information about safety and efficacy of the Licensed Product that is needed to evaluate the overall benefit-risk relationship with the primary objective being to obtain regulatory approval(s) and product labeling, as described in 21 C.F.R. § 312.12(c), or a similar clinical study prescribed by the Regulatory Authorities in a country other than the United States. These studies and the approach are generally discussed with applicable Regulatory Authorities prior to initiation, but Regulatory Authority approval is not required prior to initiation of such studies.

1.52 “Program Liaison” shall have the meaning assigned thereto in Section 3.1.

1.53 “Receiving Party” shall have the meaning assigned thereto in Section 10.1.

1.54 “Regulatory Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of (i) any government of any country; (ii) a federal, state, province, county, city or other political subdivision thereof or (iii) any supranational body, including but not limited to, the FDA and EMEA.

1.55 “Royalty Term” shall have the meaning assigned thereto in Section 9.4.4.

1.56 “Sole Inventions” shall have the meaning assigned thereto in Section 13.1.1.

1.57 “Sublicensee” means a Third Party to whom Vanda sublicenses rights to Manufacture and sell (or have Manufactured and sold) the Compound under the Licensed IP, any Third Parties to whom rights to sell the Compound have been granted but not Third Parties that Manufacture Compound or Licensed Products solely on behalf of Vanda.

1.58 “Taxes” shall have the meaning assigned thereto in Section 9.11.

1.59 “Term” shall have the meaning assigned thereto in Section 14.1.

1.60 “Terminated Licensed Products” shall have the meaning assigned thereto in Section 14.3.

1.61 “Territory” means worldwide, excluding any country or jurisdiction in which this Agreement has been terminated in accordance with its terms.

1.62 “Third Party” means a Person who is not a Party or an Affiliate of a Party.

1.63 “Third Party Claim” shall have the meaning assigned thereto in Section 12.3.1.

1.64 “Trademarks” shall have the meaning assigned thereto in Section 2.5.

1.65 “United States” means the United States of America and its territories and possessions.

1.66 “Valid Claim” means any claim pending in a patent application or in an unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other Regulatory Authority of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

1.67 “Vanda” shall have the meaning assigned thereto in the Preamble to this Agreement.

2. LICENSE GRANTS, OWNERSHIP AND EXCLUSIVITY.

2.1 Exclusive License Grant. Subject to the terms and conditions of this Agreement, Lilly grants to Vanda, and Vanda accepts, an exclusive license (with the right to sublicense through multiple tiers of distribution as set forth in Section 2.2) in the Field under the Licensed IP to make, have made, use, register, sell, offer to sell, import, export, Develop, Manufacture and Commercialize Licensed Products in the Territory.

2.2 Sublicensing. The rights licensed to Vanda under Section 2.1 shall be sublicensable to Sublicensees only as part of a license of rights to a Licensed Product in the Field, and only where (i) the Sublicensee has agreed first in writing to be bound by the terms and conditions of this Agreement in the same manner as Vanda [****]. Vanda shall (a) use Commercially Reasonable Efforts to enforce any such sublicense [****]. Each sublicense granted by Vanda to any right licensed to it hereunder shall terminate immediately upon the termination of the license from Lilly to Vanda with respect to such right. [****] the following Third Parties shall not be considered Sublicensees under this Agreement: [****].

2.3 Subcontracting. Vanda may subcontract its rights to Develop, Manufacture or Commercialize Licensed Products in whole or in part to any of its Affiliates and Third Parties. Vanda shall secure all appropriate covenants, obligations and rights from any such subcontractor, including but not limited to, licenses, intellectual property rights and confidentiality obligations, to ensure that such subcontractor is subject to, and Vanda can comply with, all of Vanda’s covenants and obligations to Lilly under this Agreement. Vanda shall (i) use Commercially Reasonable Efforts to enforce any such subcontract [****].

2.4 Exclusivity. Lilly shall not directly or indirectly itself or through an Affiliate or Third Party, Develop, Commercialize, Manufacture, license or otherwise engage in any activities with respect to the Compound in the Field [****].

2.5 Trademarks. Licensed Products shall be Commercialized under trademarks and trade dress selected by Vanda (collectively, “Trademarks”). Vanda shall

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exclusively own all Trademarks for Licensed Products, and shall be responsible for the procurement, filing and maintenance of trademark registrations for such Trademarks and all related costs and expenses.

2.6 Disclosure of Inventions. Lilly shall promptly disclose to Vanda all Sole Inventions made by it prior to the Effective Date or during the Term to the extent necessary, useful or relevant for the performance of the rights or obligations of this Agreement by Vanda, including but not limited to, in the event that the Parties determine that there are additional Patents Controlled by Lilly that are necessary, useful or relevant for the performance of the rights or obligations of this Agreement by Vanda. Inventorship for Inventions shall be determined in accordance with the patent laws of the United States (Title 35, United States Code).

3. GOVERNANCE AND REPORTING.

3.1 Program Liaison. As soon as practicable after the Effective Date, each Party will provide the other, in writing with the name and contact information for its “Program Liaison”. The Program Liaisons will review the Development Plan, coordinate technology transfer issues pursuant to Section 4 and otherwise coordinate the Parties’ activities hereunder.

3.2 Development Reports. Beginning in [****], Vanda shall provide annual written reports to Lilly, no later than [****] of each calendar year, presenting a meaningful summary of the Development activities accomplished by Vanda and results obtained through the end of such calendar year. Such reports shall include a summary of material results, information and data generated in the course of Development of Licensed Products. In addition, on reasonable request by Lilly not more frequently than [****], Vanda will meet with Lilly to make presentations of the Development activities taken relating to the Licensed Products. The obligation to provide such reports shall cease on the earliest to occur of (i) the receipt of Marketing Authorization Approval in each Major Market; (ii) the end of the Royalty Term or (iii) the cessation of on-going Development activities.

4. TECHNOLOGY TRANSFER.

4.1 Transfer. Within [****] following the Effective Date, Lilly shall provide Vanda with copies of the documents (pursuant to Section 4.2) and the assistance of certain Lilly employees having knowledge relevant to the Compound and Lilly’s Development efforts prior to the Effective Date to provide Vanda with a reasonable level of technical assistance and consultation in connection with the transfer of the Licensed IP. Vanda shall be responsible for ensuring that its personnel who receive such assistance are appropriately qualified and experienced for such purpose. Vanda shall have a period of [****] following completion of such transfer to review the materials provided to determine if they are reasonably adequate and complete. During such [****] period, Lilly shall promptly respond to any follow-up requests from Vanda for additional information.

4.2 Copies of Documents. Lilly shall provide Vanda with a technology transfer package that will include all related clinical, preclinical, regulatory, and Manufacturing information, including but not limited to, all documents, data, studies, or other information owned or Controlled by Lilly to the extent that such documents, data and information are the

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subject of the Licensed IP and are, in Lilly’s good faith judgment, reasonably necessary for the Development, Manufacture or Commercialization of the Compound. Lilly shall be responsible for the cost of providing one set of copies in a mutually agreed upon format, and in addition to paper and other tangible copies, Lilly shall, upon Vanda’s request and where already available to Lilly, also provide to Vanda electronic copies of such documents, data and other information.

4.3 Ongoing Assistance. Following the initial transfer pursuant to Section 4.1 and until [****], Lilly shall provide reasonable on-going consulting advice over the Term of this Agreement, [****], as may be requested by Vanda. Lilly will be reimbursed by Vanda for its documented out-of-pocket costs incurred to provide such advice or services in accordance with Section 9.7.2. In the event that Vanda requires consultation with Lilly over and above [****] provided in this Section 4.3, Vanda shall submit a request for consultation to Lilly, in writing, stating in reasonable detail the subject matter and number of hours likely required. Lilly shall consider each such request in good faith, and will inform Vanda in a timely manner if Lilly will be able to provide the consulting time requested.

4.4 Regulatory Filings. As soon as reasonable and practicable after the Effective Date, Lilly will promptly effectuate the assignment of filings, applications and approvals made by or on behalf of Lilly to Regulatory Authorities with respect to the Compound and Licensed Products (“Existing Applications and Approvals”) in order to effect the transfer of each of the Existing Applications and Approvals from Lilly or its Affiliates to Vanda, including but not limited to, the information required pursuant to 21 C.F.R. § 314.72, or any successor regulation or equivalent thereto of any Regulatory Authority. Lilly will be responsible for any personnel and other expenses incurred in connection with such assignment. In addition, Lilly shall promptly file the information required of a former owner and Vanda shall promptly file the information required of a new owner, in each case to the extent required by applicable Law. Pending transfer of the applicable Existing Applications and Approvals (and, in the case of any Existing Applications and Approvals which are not transferable, on a continuing basis), Lilly hereby grants to Vanda an exclusive right of reference to all such Existing Applications and Approvals for all uses in connection with the Compound and Licensed Product in the Territory, in each case, including the research, Development (including but not limited to, obtaining and maintaining regulatory approvals) and Manufacture thereof. The Parties also agree to use all Commercially Reasonable Efforts to take any other actions required by the applicable Regulatory Authorities to effect the transfer of each of the Existing Applications and Approvals to Vanda.

5. DEVELOPMENT OF LICENSED PRODUCTS.

5.1 General. Vanda shall use Commercially Reasonable Efforts in, and have the overall responsibility for, the performance of all such Development activities with respect to the Compound and Licensed Products. Unless otherwise provided for in this Agreement, Vanda shall bear all costs and expenses associated with Development of Licensed Products Vanda deems necessary and appropriate in the exercise of Commercially Reasonable Efforts, including but not limited to, all costs associated with the execution of the Development Plan and making all filings with applicable Regulatory Authorities.

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5.2 Development Decisions. Vanda shall have the final discretion with respect to Development decisions for Licensed Products subject to and in accordance with this Section 5. Vanda shall Develop the Compound and Licensed Products in compliance with all applicable Law, including but not limited to, all legal and regulatory requirements pertaining to the design and conduct of clinical studies.

5.3 Development Plan. As soon as reasonably practicable after the Effective Date, Vanda shall use Commercially Reasonable Efforts to commence Development activities. When Vanda achieves the [****] milestone in the initial Development Plan, Vanda will use Commercially Reasonable Efforts to update the Development Plan and provide a copy thereof to Lilly. Thereafter, the Development Plan may be updated by Vanda from time-to-time. Lilly agrees that Vanda shall not be in breach of its Development obligations where evidence shows that Vanda has been making good faith and diligent efforts to proceed in accordance with the then-current Development Plan.

5.4 Records. Vanda shall maintain complete and accurate records of all work conducted in furtherance of the Development of the Compound and Licensed Products and all results, data and Developments made in furtherance thereof. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Such records shall be maintained for at least [****] after the Term or pursuant to Vanda’s retention policy whichever is longer.

6. COMMERCIALIZATION.

6.1 General. Following receipt of Marketing Authorization Approval in an applicable country within the Territory, Vanda shall use Commercially Reasonable Efforts to Commercialize Licensed Products in such Territory.

6.2 Vanda Responsibilities. Vanda and its designees shall have the sole right and responsibility for Commercialization of Licensed Products for distribution and sale in the Field in the Territory. Vanda shall bear all costs and expenses associated with the Commercialization of Licensed Products for sale or distribution as Vanda deems necessary and appropriate in the use of Commercially Reasonable Efforts. Without limiting the foregoing, Vanda shall have the sole right and responsibility to:

(a) Receive, accept and fill orders for Licensed Products;

(b) Distribute, sell, record sales and collect payments for Licensed Products;

(c) Establish and modify the terms and conditions with respect to the sale of Licensed Products, including but not limited to, the price or prices at which Licensed Products will be sold, any discount, rebates or other deductions applicable to payments or receivables, and similar matters; and

(d) Record Licensed Product sales in its books of account.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7. MANUFACTURING AND INVENTORIES.

7.1 Transfer of Existing Compound. As soon as possible (and no later than [****]) after the Effective Date, Lilly will transfer at no cost to Vanda any available quantities of LY686017 active pharmaceutical ingredient that Lilly has in inventory and, if available, the most recent reference standard that has been submitted.

7.2 Manufacturing. Vanda shall manufacture or otherwise obtain supply of the requirements of formulated, packaged and labeled Licensed Products for Development and Commercialization, in accordance with all applicable Laws, current Good Manufacturing Practices and this Agreement.

7.3 Inventory. Vanda shall use Commercially Reasonably Efforts to maintain an inventory of Licensed Products in accordance with Vanda’s normal practices with the goal of ensuring fulfillment of global demand for Licensed Products.

8. REGULATORY MATTERS.

8.1 General. Vanda shall be solely responsible for, and shall use Commercially Reasonable Efforts in connection with, filing, communicating with, and seeking approvals from Regulatory Authorities in respect of Licensed Products, and will keep Lilly reasonably informed of all significant issues arising therefrom.

8.2 Filings. Vanda shall be solely responsible for filing drug approval applications for Licensed Products and will use Commercially Reasonable Efforts in seeking appropriate approvals in those countries of the Territory for Licensed Products in accordance with this Agreement and as Vanda otherwise reasonably determines. [****] Such regulatory documents for each filing will be held at the offices of Vanda. Vanda shall be responsible for maintaining the approvals obtained under this Section 8.2 and shall solely own all such approvals in the Territory. As between Vanda and Lilly, Vanda shall be fully responsible for bearing all costs and expenses associated with undertaking and completing said registration activities in the Territory, including but not limited to, the costs of preparing and prosecuting applications for such approvals and fees payable to regulatory agencies in obtaining and maintaining same.

8.3 Drug Safety Information. Vanda shall be responsible for recording, investigating, summarizing, notifying, reporting and reviewing all adverse drug experiences and product complaints in accordance with Law and shall adhere to all requirements of applicable Laws which relate to the reporting and investigation of adverse drug experiences.

8.4 Recalls or Corrective Action. Vanda shall have sole responsibility for and shall make all decisions with respect to any recall, market withdrawal or other corrective action related to Licensed Products. Vanda shall, as soon as practicable, notify Lilly of any recall information received by it in reasonable detail. All costs and expenses with respect to a recall, market withdrawal, or other corrective action shall be borne by Vanda.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

9. FINANCIAL PROVISIONS.

9.1 Upfront Payment. Vanda shall pay to Lilly a [****] amount of US$1,000,000, payable as follows: [****].

9.2 Development and Regulatory Milestone Payments. In the event Vanda achieves a Development or regulatory milestone specified below with respect to the Licensed Product, Vanda shall promptly, but in no event more than [****] after the achievement of each such milestone, notify Lilly in writing of the achievement of same. Vanda shall pay to Lilly the non-refundable, non-creditable milestone payments as specified below within [****] following notification of achievement of the particular clinical milestone, or in the event of regulatory milestones, within [****] after Vanda achieves such regulatory milestone. The full milestone payments shall be payable only for the first indication of a Licensed Product to reach that milestone (i.e., each milestone payment is payable only one time). All milestone payments will apply whether Licensed Products are Developed as single or Combination Products.

9.2.1 Development/Regulatory Milestones.

Milestone	Amount
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

9.3 Commercialization Milestone Payments. In the event that Vanda achieves a Commercialization milestone, Vanda shall promptly, but in no event more than [****] after the end of the Calendar Quarter in which each such milestone is achieved, notify Lilly in writing of the achievement of same. The following [****] milestone payments will be payable one time only, and will apply to all Licensed Products across all indications. Each Commercialization milestone payment or payments shall be paid within [****] following the end of the Calendar Quarter in which such milestone or milestones have been achieved. “Annual Net Sales” shall mean [****]. For the avoidance of doubt, Vanda shall pay only once for each of the respective milestones set forth below, the first time Annual Net Sales exceeds such milestone. For example, [****].

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Milestone	Amount
Upon reaching [****] in Annual Net Sales	[****]
Upon reaching [****] in Annual Net Sales	[****]
Upon reaching [****] in Annual Net Sales	[****]
Upon reaching [****] in Annual Net Sales	[****]

9.4 Royalties.

9.4.1 Net Sales Royalties. Beginning upon First Commercial Sale, within [****] following the end of each Calendar Quarter, Vanda will pay Lilly a tiered royalty based on year-to-date, cumulative Net Sales of all Licensed Products, for the previous Calendar Quarter, at the rates specified below. All royalties on Net Sales will apply whether Licensed Products are Developed and Commercialized as single or Combination Products.

Annual Net Sales	Royalty Percentage of Year-to-Date Net Sales
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

For example, [****].

9.4.2 Royalties on Combination Products.

(a) In the event that the Licensed Product is sold as part of a Combination Product, the Net Sales of the Licensed Product, for the purposes of determining royalty payments, shall be determined by [****].

(b) In the event that the weighted average sale price of the Licensed Product can be determined but the weighted average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated [****].

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(c) In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Licensed Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by [****].

(d) In the event that the weighted average sale price of both the Licensed Product and the other product(s) in the Combination Product cannot be determined, the Net Sales of the Licensed Product shall be [****].

(e) [****].

9.4.3 Royalty Adjustments. In the event that the Royalty Term is still in effect, but there is Generic Competition in a country, then, on a country-by-country and Licensed Product-by-Licensed Product basis, the applicable Net Sales of such Licensed Product reportable for royalty calculation in Section 9.4.1, above for such country shall be reduced by [****]. “Generic Competition” means the occurrence of the following: [****].

9.4.4 Royalty Offset. During the Royalty Term, Vanda shall be entitled to offset up to [****] of any royalties due to Lilly by the amount of any royalties and license fees paid to a Third Party reasonably necessary to enable Vanda, its Affiliates or Sublicensees to make, have made, use, register, sell, offer to sell, import, export, Develop, Manufacture and Commercialize such Licensed Product in an applicable country in the

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Territory; provided that, the royalty payable to Lilly shall not be reduced below [****] of what Lilly would have otherwise received in the absence of this Section 9.4.4.

9.5 Royalty Term. Vanda shall pay to Lilly the royalties specified in Section 9.4 on a country-by-country basis until the latest of: [****] (“Royalty Term”).

9.6 Net Sales Report. Within [****] following the end of each Calendar Quarter, Vanda shall submit to Lilly a written report setting forth Net Sales in the Territory on a country-by-country basis and total royalty payments due Lilly in respect of Licensed Products.

9.7 Payment Terms.

9.7.1 All sums due to Lilly shall be payable in Dollars by bank wire transfer in immediately available funds to such bank account(s) as Lilly shall designate.

9.7.2 Except as otherwise set forth herein, all other payments due hereunder shall be paid within [****] days following receipt of Lilly’s invoice.

9.8 Currency. All payments hereunder shall be in Dollars.

9.9 Financial Standards. All financial terms and standards used in this Agreement shall be governed by and determined in accordance with Vanda’s audited consolidated financial statements, which are GAAP.

9.10 Late Payments. Any payment that is not paid on or before the date such payment is due under this Agreement shall bear interest, to the extent permitted by applicable Law, from the date due until paid at a rate equal [****].

9.11 Tax Withholding. Any taxes, levies, or other duties (“Taxes”) paid or required to be withheld under the appropriate local tax laws by Vanda on account of monies payable to Lilly under this Agreement will be deducted from the amount of monies otherwise payable to Lilly under this Agreement. Vanda will secure and send to Lilly within a reasonable period of time proof of any such Taxes paid or required to be withheld by Vanda for the benefit of Lilly.

9.12 Financial Records; Audits. Vanda shall keep at its corporate headquarters, accurate and complete records of Net Sales necessary to determine the amounts due to Lilly under this Agreement. Such records shall be retained by Vanda for at least the [****] preceding calendar years to which the Net Sales relate. During normal business hours and with reasonable advance notice to Vanda, such records shall be made available for inspection, review and audit, at the request of Lilly, by an independent certified public accountant, or the local

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equivalent, appointed by Lilly and reasonably acceptable to Vanda for the purpose of verifying the accuracy of Vanda’s accounting reports and payments pursuant to this Agreement. Such independent auditor shall provide both Parties with a written report setting forth Net Sales in the Territory on a country-by-country basis, and total royalty payments due hereunder. Such audits may not be performed by Lilly more than [****]. All costs and expenses incurred in performing any such audit shall be paid by Lilly unless the audit discloses at least a [****] shortfall, in which case Vanda will bear the full cost of the audit. Lilly will be entitled to recover any shortfall in payments as determined by such audit, plus interest thereon, calculated in accordance with Section 9.10.

10. CONFIDENTIAL INFORMATION.

10.1 Definition. “Confidential Information” means confidential or proprietary information, data or know-how, whether provided in written, oral, visual or other form, provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including but not limited to, the terms of this Agreement and information relating to the Disclosing Party’s existing or proposed research, development efforts, patent applications, business or products. Confidential Information shall not include any such information that: (i) is already known to the Receiving Party (other than under an obligation of confidentiality) at the time of disclosure (as evidenced by written records of the Receiving Party); (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party; (iii) is disclosed to the Receiving Party by a Third Party who had no separate nondisclosure obligation in respect of such information; or (iv) is independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information of the Disclosing Party (as evidenced by written records of the Receiving Party).

10.2 Confidentiality. The Receiving Party shall keep in confidence all Confidential Information of the Disclosing Party with the same degree of care it employs to maintain the confidentiality of its own Confidential Information, but no less than a reasonable degree of care. The Receiving Party shall not use such Confidential Information for any purpose other than in performance of this Agreement or disclose the same to any other Person other than to such of its own and its Affiliates’ employees and agents who have a need to know such Confidential Information to implement the terms of this Agreement. A Receiving Party shall advise any employee and agent who receives Confidential Information of such obligations, and the Receiving Party shall ensure that all such employees and agents comply with such obligations as if they had been a Party hereto. The Receiving Party will be liable for breach of this Section 10 by any of its employees and agents.

10.3 Permitted Disclosure and Use. A Party may disclose the Confidential Information belonging to the Disclosing Party to the extent such disclosure is reasonably necessary in the following instances:

10.3.1 filing or prosecuting Patents;

10.3.1 regulatory filings;

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10.3.2 prosecuting or defending litigation;

10.3.3 complying with applicable governmental laws and regulations and with judicial process (as described in Section 10.4);

10.3.4 to collaborators, partners, counterparties (including potential distribution, co-marketing and co-promotion contractors), research collaborators, potential investment bankers, investors, lenders, employees, consultants, or agents, each of whom, prior to disclosure, must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10; and

10.3.5 for purposes of raising capital, provided that prior to disclosure, each Third Party to whom Confidential Information is disclosed must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10.

10.4 Disclosure Required by Law. The foregoing confidentiality and nondisclosure obligations shall not apply to information to the extent required to be disclosed by applicable Law, provided that: (i) the Receiving Party gives the Disclosing Party reasonable advance notice of the disclosure, to the extent reasonably practicable and legally permissible; (ii) the Receiving Party uses reasonable efforts to resist disclosing the Confidential Information; (iii) the Receiving Party reasonably cooperates with the Disclosing Party on request to obtain a protective order or otherwise limit the disclosure; and (iv) to the extent that the Receiving Party is required to disclose the Confidential Information, the Receiving Party limits the disclosure to only that that is necessary to comply with the applicable Law. Notwithstanding the foregoing, the Parties acknowledge that Vanda will be permitted, and may be required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, to file a report on Form 8-K disclosing the entry into this Agreement by Vanda and a brief description of the terms and conditions hereof that are material to Vanda. To the extent that either Party reasonably determines that it is required to make a filing or any other public disclosure (other than as set forth in the preceding sentence) with respect to this Agreement or the terms or existence hereof to comply with the requirements, rules, laws or regulations of any applicable stock exchange, NASDAQ or any Regulatory Authority or body, including but not limited to, the U.S. Securities and Exchange Commission, such Party shall promptly inform the other Party thereof, and shall use reasonable efforts to maintain the confidentiality of the other Party’s Confidential Information in any such filing or disclosure.

10.5 Exception for Disclosure of Tax Treatment. Notwithstanding anything else in this Agreement to the contrary, each Party hereto (and each employee, representative, or other agent of any Party) may disclose to any and all Persons, without limitation of any kind, the Federal income tax treatment and Federal income tax structure of any and all transaction(s) contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any Party (or to any employee, representative, or other agent of any Party) relating to such tax treatment or tax structure, provided that this authorization of disclosure shall not apply to restrictions reasonably necessary to comply with securities laws. This authorization of disclosure is retroactively effective immediately upon commencement of the first discussions regarding the transactions contemplated herein, and the Parties aver and affirm that this tax disclosure authorization has been given on a date which is no later than [****] days from the first day that any Party hereto (or any employee, representative, or other agent of any Party hereto) first made or provided a statement as to the potential tax consequences that may result from the transactions contemplated hereby.

10.6 Return. Upon termination of this Agreement, the Receiving Party shall return or destroy all documents or other media containing Confidential Information of the Disclosing Party with the exception of one (1) copy for the sole purpose of monitoring and documenting the confidentiality obligations hereunder.

10.7 Remedies. Money damages will not be an adequate remedy if this Section 10 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach without the necessity of posting any bond or surety.

10.8 Survival. This Section 10 shall survive the expiration or termination of this Agreement for a period of [****].

11. REPRESENTATIONS AND WARRANTIES.

11.1 Mutual Representations and Warranties. Lilly and Vanda each represents and warrants to the other as of the Effective Date that:

11.1.1 Such Party (i) is a company duly organized, validly existing and in good standing under the Laws of its organization; (ii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; and (iii) has or will obtain all necessary licenses, permits, consents, or approvals from or by, and has made or will make all necessary notices to, all Regulatory Authorities having jurisdiction over such Party and required for performance of this Agreement;

11.1.2 The execution, delivery and performance of this Agreement by such Party (i) are within the corporate power of such Party; (ii) have been duly authorized by all necessary or proper corporate action; (iii) do not conflict with any provision of the organizational documents of such Party; (iv) will not, to the best of such Party’s knowledge, violate any Law or any order or decree of any court or Regulatory Authority; and (v) will not violate or conflict with any terms of any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Party is a party, or by which such Party is bound;

11.1.3 This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms;

11.1.4 Neither such Party, nor to the best of either Party’s knowledge any of its employees, has been debarred by the FDA (or similar action by the

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EMEA), or subject to an FDA debarment investigation or proceeding (or similar proceeding of the EMEA) for any reason;

11.1.5 No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable Laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, provided that prior to execution, the Parties shall determine if notification is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and

11.1.6 Neither it nor its Affiliates, nor their respective stockholders, directors, officers, or employees, have retained any broker, finder, or investment banker in connection with this Agreement or the transactions contemplated hereby.

11.2 Vanda Representations and Warranties. Vanda represents, warrants and covenants to Lilly that:

11.2.1 It has utilized scientific, marketing and distribution expertise and experience to analyze and evaluate both the scientific and commercial value of this relationship;

11.2.2 To Vanda’s knowledge, Vanda is not currently a party to, and during the Term of this Agreement will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

11.2.3 All of its activities related to its use of the Licensed IP and the Development and Commercialization of the Compound and Licensed Products pursuant to this Agreement shall comply in all material respects with all applicable Law; and

11.2.4 It shall not knowingly engage in any activities that use the Licensed IP in a manner that is outside the scope of the license rights granted to it hereunder.

11.3 Lilly Representations and Warranties. Lilly represents, warrants and covenants to Vanda that:

11.3.1 Lilly has furnished Vanda with all material information relating to Lilly’s program concerning the Compound and Licensed Product, including but not limited to [****] and such material is accurate in all material respects;

11.3.2 To Lilly’s knowledge, neither Lilly nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement

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that will result in any Person obtaining any interest in, or that would give to any Person any right to assert any Claim in or with respect to, any of Vanda’s rights granted under this Agreement or that restrict or will result in a restriction on Vanda’s ability to Develop, Manufacture or Commercialize the Compound or the Licensed Product in the Field in the Territory;

11.3.3 To Lilly’s knowledge, Lilly is not currently a party to, and during the Term of this Agreement will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement;

11.3.4 As of the Effective Date, to the best of Lilly’s knowledge, Exhibit 1 attached hereto contains a full and complete list of all Patents owned or Controlled by Lilly that are necessary or useful to the Development, Manufacture or Commercialization of the Compound and the Licensed Product;

11.3.5 All of the Licensed Patents listed on Exhibit 1 attached hereto are pending or issued and have not been abandoned, and that the claims included in any issued Licensed Patents are in full force and effect as of the Effective Date;

11.3.6 Lilly has paid all fees required to be paid by Lilly in order to maintain the Licensed Patents;

11.3.7 The Licensed Patents are subsisting and not invalid or unenforceable;

11.3.8 Lilly is the sole and exclusive owner of or has obtained exclusive licenses to the Licensed Patents and Licensed Know-How;

11.3.9 Lilly (i) has not previously assigned, transferred, conveyed, licensed or otherwise encumbered its right, title and interest in Licensed Patents, or any component of the Licensed Know-How, and (ii) there is no Patent owned or Controlled by Lilly, other than the Licensed Patent rights, in case of either (i) or (ii), that would prevent Vanda and its subcontractors from Developing, Manufacturing or Commercializing the Compound and Licensed Products in accordance with this Agreement, and from exploiting its rights granted under Section 2;

11.3.10 All non-clinical, clinical and other studies or research conducted by Lilly prior to the Effective Date have been, to the extent applicable, conducted in accordance with all applicable Law, including but not limited to, Good Laboratory Practices;

11.3.11 Any Compound transferred hereunder has been Manufactured and tested in accordance with all applicable Law, including but not limited to, Good Manufacturing Practices;

11.3.12 As of the Effective Date, Lilly has no knowledge of the existence of any patent or intellectual property right owned or Controlled by a Third Party that would materially conflict with the grant of the license set forth in Section 2 of this Agreement or potentially claim the composition of matter or use of the Compound or the Licensed Product; and

11.3.13 There are no Claims, judgments or settlements against, pending with respect to the Licensed Patents or any component of Licensed Know-How, and, as of the Effective Date, to the best of Lilly’s knowledge, Lilly has not received written notice that any such Claims, judgments or settlements are threatened.

11.4 Disclaimer of Warranty. Except for Sections 11.1, 11.2 and 11.3, nothing in this Agreement shall be construed as a representation or warranty by either Party (i) regarding the effectiveness, value, safety, non-toxicity or patentability of any technology, Licensed Products or any results provided by either Party pursuant to this Agreement; or (ii) that any Licensed Product will obtain Marketing Authorization Approval in any country. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES AND EACH PARTY EXPRESSLY DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all WARRANTIES ARISING FROM ANY COURSE OF DEALING OR PERFORMANCE OR USAGE OF TRADE.

12. INDEMNIFICATION.

12.1 Indemnification by Vanda. Subject to Section 12.3 and except to the extent as set forth in Section 12.2, Vanda shall defend, indemnify and hold harmless Lilly and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns from and against all Claims of Third Parties, and all associated Losses, to the extent arising out of [****].

12.2 Indemnification by Lilly. Subject to Section 12.3, Lilly shall defend, indemnify and hold harmless Vanda and its Affiliates and each of their officers, directors, shareholders, employees, successors and assigns from and against all Claims of Third Parties, and all associated Losses, to the extent arising out of [****].

12.3 Procedure for Indemnification.

12.3.1 Notice. Each Party (“Indemnified Party”) will notify promptly the other Party (“Indemnifying Party”) in writing if it becomes aware of a Claim (actual or potential) by any Third Party or any proceeding (including any investigation by a Regulatory Authority) (“Third Party Claim”) for which

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indemnification may be sought and will give such related information as the Indemnifying Party shall reasonably request.

12.3.2 Defense of Claim. The Indemnifying Party shall defend or control the defense of Third Party Claims. The Indemnifying Party shall be responsible for satisfying and discharging any award made to or settlement reached with the Third Party pursuant to the terms of this Agreement. The Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, refused, conditioned or delayed) to represent the Indemnified Party and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party, at its sole expense, shall have the right to retain its own counsel. The Indemnified Party shall not settle any Third Party Claim for which it is seeking indemnification without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, refused, conditioned or delayed. The Indemnified Party shall cooperate in all reasonable respects in the defense of such Third Party Claim, as requested by the Indemnifying Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, refused, conditioned or delayed), effect any settlement of any such Third Party Claim, unless such settlement includes an unconditional release of the Indemnified Party from all liability on such Third Party Claims.

12.4 Consequential Damages. IN NO EVENT WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY; [****].

12.5 Insurance. During the Term of this Agreement and for a period of [****] after the termination or expiration of this Agreement, Vanda shall obtain and maintain at its sole cost and expense, adequate liability insurance in such amounts and with such scope of coverage as is customary for a pharmaceutical company of comparable size. This insurance shall include comprehensive general liability insurance and product liability coverage, including but not limited to [****]. Vanda shall provide written proof of the existence of such insurance to Lilly upon request.

13. PATENTS.

13.1 Prosecution and Maintenance of Patents.

13.1.1 General. With respect to the subject matter of this Agreement, specifically inventions covering and Patents claiming the Compound and Licensed Product(s), each Party shall own the entire right, title and interest in and to any and all inventions conceived solely by its employees and agents (“Sole Inventions”).

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With respect to the subject matter of this Agreement, specifically inventions covering and Patents claiming the Compound and Licensed Product(s), Lilly and Vanda shall each own an undivided one-half interest in and to any and all inventions conceived jointly after the Effective Date by (i) employees and agents of Lilly and (ii) employees and agents of Vanda, and in and to any Patents and other intellectual property rights claiming or covering such joint inventions (“Joint Inventions”). Any such Joint Inventions shall be deemed to be Licensed Patents hereunder, and shall be subject to the terms and conditions of this Agreement.

13.1.2 Licensed Patents. Vanda shall have the exclusive right and the obligation to use Commercially Reasonable Efforts to prepare, file, prosecute in a diligent manner (including but not limited to, by conducting interferences, oppositions and reexaminations or other similar proceedings), maintain (by timely paying all maintenance fees, renewal fees and other applicable fees and costs) and extend all Licensed Patents. Vanda shall consult with Lilly prior to abandoning any Licensed Patent that is material to this Agreement. [****].

13.1.3 Patent Costs. Following the Effective Date, Vanda shall be responsible for the costs incurred in connection with the prosecution, maintenance and defense of the Licensed Patents, including but not limited to, application preparation, filing fees, prosecution, maintenance and all costs associated with reexamination, oppositions and interference proceedings in the United States Patent and Trademark Office, United States Courts, and all similar actions in respect of filings outside the United States, including but not limited to, PCT and individual country filing fees, translations, maintenance, annuities and protest or appeal proceedings.

13.1.4 Sole Inventions. Each Party shall direct and control at its expense the filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all patents covering its Sole Inventions.

13.1.5 Execution of Documents by Agents. Each of the Parties shall execute or have executed by its appropriate agents such documents as may be necessary to obtain, perfect or maintain any Licensed Patent rights filed or to be filed pursuant to this Agreement, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Licensed Patent rights.

13.1.6 Patent Term Extensions. Vanda shall have the right to determine, in its sole discretion, for which Licensed Patents to apply for Licensed Patent

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term extension in the Territory. Vanda shall be responsible for any such applications for Licensed Patent term extension. Vanda shall be responsible for listing to the list entitled “Approved Drug Licensed Products with Therapeutic Equivalence Evaluation” known as the “Orange Book” in case of United States, and any and all similar procedures in the other countries, provided that Vanda shall consult with Lilly in advance.

13.2 Patent Infringement. With respect to any and all Claims instituted by Third Parties against Lilly or Vanda or any of their respective Affiliates for patent infringement involving the manufacture, use, license, marketing or sale of a Licensed Product during the Term (each, a “Patent Infringement Claim”) as applicable, Lilly and Vanda will assist one another and cooperate in the defense and settlement of such Patent Infringement Claims at the other Party’s request. The Parties agree to respond to or defend against any Patent Infringement Claims as follows:

13.2.1 Vanda shall have the sole right to manage the defense of the Parties against the Patent Infringement Claim, at Vanda’s sole expense. If Vanda elects to exercise such right as to the Patent Infringement Claim, Lilly shall cooperate with Vanda at Vanda’s request and expense, and shall have the right to be represented by counsel selected and paid for by Lilly. If Vanda elects not to exercise such right as to the Patent Infringement Claim, Lilly may defend such Patent Infringement Claim, at Vanda’s expense, and Vanda shall cooperate with Lilly at Lilly’s request and shall have the right to be represented by counsel selected and paid for by Vanda.

13.2.2 Vanda shall also have the right to settle such Patent Infringement Claim on terms deemed appropriate by Vanda, provided that any such settlement that would have the effect of reducing royalties payable to Lilly hereunder or includes any liability or admission on behalf of Lilly, shall be subject to Lilly’s prior written consent, which shall not be unreasonably withheld or delayed.

13.3 Infringement of the Licensed IP. In the event that Lilly becomes aware of actual or threatened infringement of the Licensed IP within the Field during the Term, Lilly will promptly notify Vanda in writing. Vanda will have the right, but not the obligation, to bring an infringement action under the Licensed IP within the Field against any Third Party including the defense against counter-claims of invalidity and unenforceability. If Vanda is not recognized by the applicable court or other relevant body as having the requisite standing to pursue such action, then Vanda may join Lilly as a party-plaintiff. If Vanda elects to pursue such infringement action, Vanda shall be solely responsible and have the full control of the proceedings and any recoveries (including settlements) will be applied as follows: [****]. If Vanda elects to pursue such infringement action, Lilly may be represented in such action by attorneys of its own choice and its own expense with Vanda having the lead in such action, subject to recovery of such expenses as set forth above. Lilly shall cooperate with and support Vanda at Vanda’s request in such infringement procedure. During the Term, in the event that Vanda does not undertake such an infringement action, Lilly will be permitted to do so, at Lilly’s sole expense, and, if required, in Vanda’s name and on Vanda’s behalf. If Vanda has consented

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to an infringement action but Lilly is not recognized by the applicable court or other relevant body as having the requisite standing to pursue such action, then Lilly may join Vanda as a party-plaintiff. If Lilly elects to pursue such infringement action, Vanda may be represented in such action by attorneys of its own choice and at its own expense, with Lilly taking the lead in such action. In the event that Lilly brings any such action after Vanda has elected not to pursue such action, it will retain all recoveries, provided that Vanda shall be reimbursed its expenses from such recoveries. If either Party brings such an action or defends such a proceeding under this Section 13.3 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 13.3.

13.4 Notice of Certification. Vanda and Lilly each shall immediately give notice to the other of any certification filed under the “U.S. Drug Price Competition and Patent Term Restoration Act of 1984” (or its foreign equivalent) claiming that a Licensed Patent is invalid or that infringement will not arise from the manufacture, use or sale of a product by a Third Party. Vanda shall have the first option in such and similar proceedings in other countries to take action according to the legal requirement. Lilly shall cooperate with and support Vanda at Vanda’s request and expense in such litigation procedure. If Vanda decides not to bring infringement proceedings against the entity making such a certification, Vanda will give notice to Lilly of its decision not to bring suit within [****] after receipt of notice of such certification. Lilly then may, but is not required to, bring suit against the entity that filed the certification. Any suit by Lilly or Vanda will either be in the name of Lilly or in the name of Vanda (or any Affiliate) or jointly in the name of Lilly and Vanda (or any Affiliate), as required by Law.

13.5 Validity Challenge.

13.5.1 In the event that a Third Party commences any re-examination, interference, opposition or nullity proceeding or challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Licensed Patent (each such action a “Patent Challenge”) in any country of the Territory, then Vanda shall take such legal action as is required to defend the validity of such particular Licensed Patents. Lilly shall give all reasonable assistance (excluding financial assistance) to Vanda. Each Party may also be represented by counsel of its own selection at its own expense in any such legal action. Any settlement shall be subject to the Parties’ mutual agreement, which shall not be unreasonably withheld or delayed.

13.5.2 For the avoidance of doubt, this Section 13.5 shall not apply to the defense of any Patent Challenge that is raised as a counter-claim or defense by a Third Party that is the subject of an infringement action pursuant to Section 13.2, in which case the defense of such Patent Challenge will be governed by such Section 13.2.

13.6 Settlement. No settlement, consent judgment or other voluntary final disposition of a suit under this Section 13 by Lilly may be entered into without the prior written consent of Vanda, which consent will not be withheld unreasonably.

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14. TERM AND TERMINATION.

14.1 Term and Expiration of Term. This Agreement shall commence upon the Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, shall continue until neither Party has any obligation to the other remaining hereunder (“Term”).

14.2 Termination for Material Breach. Either Party may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in the event that the other Party shall have materially breached in the performance of its material obligations under this Agreement; provided that the breaching Party shall, (i) if such breach can be cured, have [****] after receipt of written notice thereof from the non-breaching Party to remedy such breach (or, if such breach cannot be cured within such period, the breaching Party must commence and use Commercially Reasonable Efforts to cure such breach during such period), or (ii) if such breach is not capable of being cured, use and continue to use Commercially Reasonable Efforts to mitigate the impact of such breach, as demonstrated by written evidence, provided that such breach is not due to willful misconduct or gross negligence. Any such termination shall become effective at the end of such [****] unless the breaching Party has cured any such breach prior to the expiration of such [****] (or, if such breach is capable of being cured but cannot be cured within such [****], the breaching Party has commenced and used Commercially Reasonable Efforts to cure such breach, provided that in such instance, such cure must have occurred within [****] after receipt of written notice thereof from the non-breaching Party).

14.3 Other Termination Rights. Any Licensed Product in any country of the Territory that is terminated in accordance with this Section 14.3 shall be referred to as a “Terminated Licensed Product”.

14.3.1 By Lilly. Lilly may terminate this Agreement on a [****].

14.3.1 By Vanda. At Vanda’s discretion, [****].

14.4 Effects of Termination; Terminated Licensed Products.

14.4.1 Effect of Termination for Material Breach.

(a) Material Breach by Lilly. In the event this Agreement is terminated by Vanda pursuant to Section 14.2 for material breach by Lilly, all licenses granted by Lilly to Vanda (but not other restrictions on Lilly) under this Agreement shall survive, subject

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to [****].

(b) Material Breach by Vanda. In the event this Agreement is terminated by Lilly pursuant to Section 14.2 for material breach by Vanda: [****]

14.4.2 Terminated Licensed Products. Notwithstanding anything else, with respect to each country in which this Agreement is terminated (to the extent that Vanda has no continuing rights to such Licensed Product in such jurisdiction):

[****]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

14.5 Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration. Such termination or expiration shall not relieve any Party from obligations which are expressly or by implication intended to survive termination or expiration of this Agreement, including but not limited to, definitions, rights to payment, Sections 1, 2.6, 8.3, 8.4, 9.11, 9.12 (for the period stated therein), 10 (for the period stated therein), 11, 12, 14.4, 14.5, 15.2, 15.5, 15.6, 15.9, 15.10, 15.11, 15.12, 15.13, 15.14, 15.15, 15.16 and shall not affect or prejudice any provision of this Agreement which is expressly or by implication provided to come into effect on, or continue in effect after, such termination or expiration.

14.6 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by each Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the U.S. Code, licenses of rights to intellectual property as defined therein.

15. MISCELLANEOUS.

15.1 Public Announcements. Except as may be expressly permitted under this Section 15.1 or required by applicable Laws or the rules of any stock exchange, neither Party will make any public announcement of any information regarding this Agreement without the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed. Vanda shall at all times have the right to publish the results of its Development work regarding the Licensed Product. Once any statement is approved for disclosure by the Parties or information is otherwise made public in accordance with the preceding two (2) sentences, either Party may make a subsequent public disclosure of the contents of such statement without further approval of the other Party. Neither Party will disclose the financial elements of this Agreement unless, (i) in the reasonable opinion of its legal counsel, it is required by Law to do so, (ii) as may be required in connection with any private financing or merger transactions, subject to confidentiality, or (iii) as previously approved for release by the Parties.

15.2 Relationship of the Parties. Each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other except as expressly provided in this Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s approval. For all purposes, Vanda’s legal relationship under this Agreement to Lilly shall be that of independent contractor. This Agreement is not a partnership agreement and nothing in this Agreement shall be construed to establish a relationship of partners or joint venturers between the Parties.

15.3 Registration of This Agreement. To the extent, if any, that either Party concludes in good faith that it or the other Party is required to file or register this Agreement or a notification thereof with any Regulatory Authority, such Party shall inform the other Party thereof. Should both Parties jointly agree that either of them is required to submit or obtain any such filing, registration or notification, they shall cooperate, at Vanda’s expense, in such filing, registration or notification and shall execute all documents reasonably required in connection therewith. In such filing, registration or notification, the Parties shall request confidential treatment of sensitive provisions of this Agreement, to the extent permitted by Law. The Parties shall promptly inform each other as to the activities or inquiries of any such Regulatory Authority relating to this Agreement, and shall reasonably cooperate to respond to any request for further information therefrom on a timely basis.

15.4 Force Majeure. The occurrence of an event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its Affiliates, and which could not with the exercise of due diligence have been avoided (“Force Majeure Event”), including but not limited to, war, rebellion, earthquake, fire, accident, strike, riot, civil commotion, act of God, inability to obtain raw materials, delay or errors by shipping companies or change in law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the Force Majeure Event. The Party subject to a Force Majeure Event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the termination thereof. The Party so affected shall use Commercially Reasonable Efforts to avoid or remove such causes of nonperformance as soon as is reasonably practicable. Upon termination of the Force Majeure Event, the performance of any suspended obligation or duty shall promptly recommence. The Party subject to the Force Majeure Event shall not be liable to the other Party for any damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of a Force Majeure Event, provided that such Party complies in all material respects with its obligations under this Section 15.4.

15.5 Dispute Resolution.

15.5.1 Disputes. In the event of any dispute, controversy or claim arising out of or relating to the interpretation or failure to comply with the terms of this Agreement, the Parties shall try to settle their differences amicably between themselves.

15.5.2 Arbitration. Except for actions of specific performance where either Party may seek equitable or similar relief from any court of competent jurisdiction, any dispute, controversy or claim arising out of or in relation to this Agreement that cannot be settled amicably by agreement of the Parties hereto shall be finally and exclusively settled in accordance with [****], then in force by one or more arbitrators appointed in accordance with said rules. The location of arbitration shall be [****]. The proceedings shall be in English and the governing law shall be as set forth in Section 15.6.1. The monetary award and any other decision rendered shall be written in the English language only. The monetary award and any other decision rendered shall be final and binding on the Parties, and judgment on the award may be entered in any court of competent jurisdiction. The costs of any arbitration, including administrative fees and fees of the arbitrator(s), shall be shared equally by the Parties, unless otherwise specified by the arbitrator(s). Each Party shall bear the cost of its own attorneys’ and expert fees; provided that the arbitrator(s) may in their discretion award to the prevailing Party the costs and expenses incurred by the prevailing Party in connection with the arbitration proceeding.

15.6 Governing Law and Venue.

15.6.1 Governing Law. This Agreement shall be construed, and the respective rights of the Parties determined, according to the substantive law of the [****] without regard to the provisions governing conflict of laws or the [****], except matters of intellectual property law which shall be determined in accordance with the intellectual property laws relevant

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to the intellectual property in question. The United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

15.6.2 Venue. Subject to Section 15.5, the sole jurisdiction and venue for actions related to the subject matter of this Agreement shall be the federal and state courts located in the [****]. Both Parties hereby consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving notices or otherwise as allowed by the [****].

15.7 Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided that either Party may assign this Agreement, in whole or in part, to any of its Affiliates if such Party guarantees the performance of this Agreement by such Affiliate; and provided further that either Party may assign this Agreement to a successor to all or substantially all of the assets or business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other similar transaction. Any assignment in violation of this provision is void and without effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their permitted successors, legal representatives and assigns.

15.8 Notices. All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing, in English, and will be deemed to have been duly given only if delivered personally, by facsimile with confirmation of receipt, by mail (first class, postage prepaid), or by overnight delivery using a globally-recognized carrier, to the Parties at the following addresses:

Lilly:	Vanda:
Eli Lilly and Company	Vanda Pharmaceuticals Inc.
Lilly Corporate Center	2200 Pennsylvania Ave, NW
Indianapolis, IN 46285	Suite 300E
Washington, DC 20037
[****]	[****]
[****]	[****]

or to such other address as the addressee shall have last furnished in writing in accord with this provision. All notices shall be deemed effective upon receipt by the addressee.

15.9 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

15.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

15.11 Waiver. No waiver of any term or condition of this Agreement shall be effective unless set forth in a written instrument duly executed by or on behalf of the waiving

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Party. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any prior, concurrent or future occasion. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by Law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

15.12 Entire Agreement. This Agreement (including the Exhibits and schedules hereto) constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all previous agreements and understandings between the Parties, whether written or oral, including but not limited, to all proposals, negotiations, conversations, letters of intent, memoranda of understanding or discussions, between Parties relating to the subject matter of this Agreement and all past dealing or industry custom.

15.13 Modification. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and the clause to be modified, which amendment is signed by duly authorized representatives of Lilly and Vanda.

15.14 No License. Nothing in this Agreement shall be deemed to constitute the grant of any license or other right in either Party, to or in respect of any Licensed Product, patent, trademark, Confidential Information, trade secret or other data or any other intellectual property of the other Party, except as expressly set forth herein.

15.15 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including but not limited to, any creditor of either Party hereto.

15.16 Counterparts. This Agreement may be executed in any two counterparts, each of which, when executed, shall be deemed to be an original and both of which together shall constitute one and the same document.

IN WITNESS WHEREOF, Lilly and Vanda, by their duly authorized officers, have executed this Agreement as of the Effective Date.

VANDA PHARMACEUTICALS INC.		ELI LILLY AND COMPANY

By:	/s/ Mihael H. Polymeropoulos	By:	/s/ Jan M. Lundberg

Name:	M.H. Polymeropoulos MD	Name:	Jan M. Lundberg

Title:	CEO, Vanda Pharmaceuticals	Title: Executive Vice President, Science and Technology, and President, Lilly Research Laboratories

EXHIBIT 1

LICENSED PATENTS

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
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EXHIBIT 2

INITIAL DEVELOPMENT PLAN

Year	Objectives

2012	• Complete technology transfer • Trial Design

[****]	[****]

[****]	[****]

[****]	[****]

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